UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported): October 28, 2003



                             The Ziegler Companies, Inc.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                     1-10854                  39-1148883
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    (of incorporation)                 Number)               Identification No.)



                               250 East Wisconsin Avenue
                              Milwaukee, Wisconsin  53202

                 (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code: (414) 978-4400



ITEM 5.     Other Events

     On October 28, 2003, the Board of Directors of The Ziegler Companies, Inc. (the "Company") authorized the withdrawal of the Company's common shares from listing and registration on the American Stock Exchange. If approved, the delisting is expected to become effective prior to December 31, 2003. Upon the granting of its application to voluntarily delist by the SEC, the Company intends to take the necessary steps to suspend its reporting obligations with the SEC.

     On October 28, 2003, the Company issued a press release attached as
Exhibit 99.1 to this Current Report on Form 8-K announcing this event. We encourage you to read the press release. The information contained in the press release is incorporated herein by reference.



ITEM 7.     Financial Statements and Exhibits

     (c)    Exhibits

  Exhibit Number                         Description

  99.1 Press Release dated October 28, 2003, entitled "Ziegler announces third quarter financial results and application to delist from Amex"



ITEM 12.    Results of Operations and Financial Condition

     On October 28, 2003, The Ziegler Companies, Inc. issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.




                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The Ziegler Companies, Inc.
                                      (Registrant)



Date: October 28, 2003                By:  /s/ Gary P. Engle
                                            Gary P. Engle
                                            Senior Vice President and
                                            Chief Financial Officer
                                      (Duly authorized to sign on behalf
                                       of the Registrant)